UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement
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Linde plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! LINDE PLC 2021 Annual General Meeting Vote by July 25, 2021 11:59 PM ET Linde Making out world more productive LINDE PLC THE PRIESTLEY CENTRE 10 PRIESTLEY ROAD, SURREY RESEARCH PARK GUILDFORD, SURREY GU2 7XY UNITED KINGDOM D53259-P55695-Z80062 You invested in LINDE PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 26, 2021. Get informed before you vote View the Proxy Statement, 2020 Form 10-K and Annual Report to Shareholders and 2020 IFRS Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 12, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually or in Person at the Meeting* July 26, 2021 1:00 P.M., Irish Time (8:00 A.M. EDT in the U.S.) Virtually at: www.virtualshareholdermeeting.com/LIN2021 In Person at: The Offices of Arthur Cox LLP Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this notice to vote your shares. This is only an overview of the more complete proxy materials and proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to review the complete proxy materials before voting. Voting Items  Board Recommends 1. Election of Directors. Nominees: 1a. Prof. Dr. Wolfgang Reitzle For 1b. Stephen F. Angel For 1c. Prof. DDr. Ann-Kristin Achleitner For 1d. Prof. Dr. Clemens Börsig For 1e. Dr. Nance K. Dicciani For 1f. Dr. Thomas Enders For 1g. Franz Fehrenbach For 1h. Edward G. Galante For 1i. Larry D. McVay For 1j. Dr. Victoria Ossadnik For 1k. Prof. Dr. Martin H. Richenhagen For 1l. Robert L. Wood For 2a. To ratify, on an advisory and non-binding basis, the appointment of PricewaterhouseCoopers (“PWC”) as the independent auditor. For 2b. To authorize the Board, acting through the Audit Committee, to determine PWC’s remuneration. For 3. To approve, on an advisory and non-binding basis, the compensation of Linde plc’s Named Executive Officers, as disclosed in the 2021 Proxy Statement. For 4. To approve, on an advisory and non-binding basis, a Directors’ Remuneration Policy for the Company’s Directors as required under Irish law. For 5. To approve, on an advisory and non-binding basis, the Directors’ Remuneration Report for the financial year ended December 31, 2020 as required under Irish law. For 6. To approve the 2021 Linde plc Long Term Incentive Plan. For 7. To determine the price range at which the Company can re-allot shares that it acquires as treasury shares under Irish law. For In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D53260-P55695-Z80062